Subsequent Events	12 Months Ended
Jan. 31, 2013
Subsequent Events

(19) Subsequent Events

As of January 31, 2013, the Company maintained a bank account in the country of Mauritania with a recorded balance of approximately $2.6 million. Subsequently, the Company has received information of a dispute between the bank and the central regulatory body in Mauritania and that the bank may be ceasing operations. The Company’s balance in the bank account when the dispute arose was $2.9 million. The Company is in the process of engaging local counsel to protect its interests and assist in recovering the funds. At this time, the Company is not able to estimate the amount of funds, if any, which it will be unable to recover.